Exhibit 10.24(b)

AMENDMENT NO. 1
TO
JUPITER GAS GATHERING AGREEMENT

This Amendment No. 1 to the Jupiter Gas Gathering Agreement (this “Amendment”) is made and entered into as of December 17, 2014, by and between EQT Production Company (“Producer”) and EQT Energy, LLC (collectively with Producer, “Shipper”), on the one hand, and EQM Gathering OPCO, LLC (“Gatherer”), on the other hand. Producer, Shipper and Gatherer are each referred to herein as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties made and entered into that certain Jupiter Gas Gathering Agreement dated May 1, 2014 (the “Agreement”) pursuant to which, among other provisions, Shipper requested that Gatherer provide the gathering of natural gas on behalf of Shipper by receiving quantities of natural gas and redelivering it to or for Shipper's account; and

WHEREAS, the Parties intend to amend the Agreement, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

1. Definitions. All capitalized terms used but not otherwise defined or amended herein shall have the meanings ascribed to them in the Agreement.

2.     Amendments.

a. Exhibit A attached to the Agreement is hereby amended to add the following
Receipt Point:

Receipt Point(s)	Receipt Point MDQ MMcf/Day	Zone	Zone MDQ MMcf/Day
Alpha	80	Zone3	370

[REMAINDER OF PAGE INTENTIONALLY BLANK]

b. Section III(A)(l) of Exhibit F attached to the Agreement is hereby amended to add or make a revision to the following meters to the table included therein:

Meter ID	Meter Name	GPS Coordinates	MA OP	MinDQ * (Mcf / Day)	MaxDQ (Mcf / Day)
17042	Pyles	39.969918, -80.110996	1440	1,670	78,500
17115	Thompson2	39.948602, -80.096748	720	680	45,900
M5220213	Petitt 1	39.94523, -80.23994	720	1,227	44,838
M5220220	Petitt 2	39.94523, -80.23994	720	1,227	44,838
M5220221	Petitt 3	39.94523, -80.23994	720	726	26,240
M5224083	Nicoloff	39.954037, -80.065039	1440	1,227	44,838
M5224627	Alpha 1	39.960097, -80.130604	1440	1,227	44,838
M5224714	Alpha 2	39.960097, -80.130604	1440	1,227	44,838

* Calculated @ minimum NOP with minimum Beta plate when applicable

c.
Section III(A)(2) of Exhibit F attached to the Agreement is hereby amended to add a responsibilities table for each of the meters added pursuant to Section 2(b) of this Amendment, which establishes the design, construction, operation, maintenance    and cost responsibility for each meter. Copies of such responsibilities table for each of the meters are attached hereto and incorporated herein by reference.

3. Effect of Amendment. The Agreement, as amended hereby, shall remain in full force and effect, and all terms hereof are hereby ratified and confirmed by the Parties.

4. Further Actions. The Parties agree to execute such other documents and take such further actions necessary to effectuate this Amendment.

5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. It is agreed by the Parties that facsimile signature pages signed by the Parties shall be binding to the same extent as original signature pages.

6. Entire Agreement. This Amendment is the entire agreement between the Parties concerning the subject matter hereof and neither Party shall be bound by representations except as set forth in this Amendment.

7. Amendments. This Amendment may not be modified or amended except by a written agreement signed by the Parties.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

EQT PRODUCTION COMPANY         EQM GATHERING OPCO, LLC

By: /s/ David Schlosser By: /s/ Andrew L. Murphy
Name: David Schlosser     Name: Andrew L. Murphy
Title: EVP Title: Vice President

EQT ENERGY, LLC

By: /s/ Donald M. Jenkins
Name: Donald M. Jenkins
Title: EVP, Commercial

Attachment to Amendment No. 1 to Jupiter Gas Gathering Agreement dated December 17, 2014

Pyles, 17042 STATION EQUIPMENT	REQUIRED	DESIGN	INSTALL	OWNERSHIP	OPERATE	MAINTAIN	SPECIAL PROVISIONS/ EQUIPMENT SPECS.
PIPING
Pipeline-Tap Value	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer	6 Inch Tee & Valve ANSI 600
Inlet & Station Piping	Yes	Producer	Producer	Producer	Producer	Producer	6” Coated
Outlet & Station Piping	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Test Station – inlet piping	Yes	Producer	Producer	Producer	Producer	Producer
Test Station – outlet piping	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer
Corrosion coupon	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer
GAS CONDITIONING
Filler Separator	Yes	Gatherer	Producer	Producer	Producer	Producer	EQT-Approved Peco Cyclotube
Liquid Level Shutoff	No						Auto Shutoff
MEASUREMENT
Meter & Meter Runs	Yes	Gatherer	Producer	Producer	Gatherer	Producer	8 Inch Orifice Metter ANSI 600
Meter & Flow Control Risers, Valves, etc…	Yes	Gatherer	Producer	Producer	Gatherer	Producer	8 Inch ANSI 600
Electronic Measurement & Telecom Hardware	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Fisher 107
GAS QUALITY
Chromatograph	No
Continuous Sampler	No
H2O Dew Point Analyzer	No
Oxygen Analyzer	No
H2S Monitor	No
PRESSURE / FLOW CONTROL
Primary Pressure Control	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Overpressure Device	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Station Isolation Valve	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Flow Control Valve	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Heat	No
Check Valve	Yes	Gatherer	Producer	Producer	Producer	Producer
ODORIZATION
Odorizer & Controls	No
MISCELLANEOUS
Communication service	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer	Radio
Electrical Service	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Solar & Battery
Building – Gas Chromatograph	No
Building – Odorizer	No
Fence/Vehicle Barrier/Signage	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Air Permit	No

Attachment to Amendment No. 1 to Jupiter Gas Gathering Agreement dated December 17, 2014

Thompson 1, 17043 Thompson 2, 17115 STATION EQUIPMENT	REQUIRED	DESIGN	INSTALL	OWNERSHIP	OPERATE	MAINTAIN	SPECIAL PROVISIONS/ EQUIPMENT SPECS.
PIPING
Pipeline-Tap Value	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer	One 6-inch tee & valve ANSI 300; one 8-inch tee & valve ANSI 300
Inlet & Station Piping	Yes	Producer	Producer	Producer	Producer	Producer	6” coated
Outlet & Station Piping	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Two 6” lines, one to existing 6” tee and other to 8” tee
Test Station – inlet piping	Yes	Producer	Producer	Producer	Producer	Producer
Test Station – outlet piping	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer
Corrosion coupon	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer
GAS CONDITIONING
Filler Separator	Yes	Gatherer	Producer	Producer	Producer	Producer
Liquid Level Shutoff	No						Auto Shutoff
MEASUREMENT
Meter & Meter Runs	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Two 6-inch orifice meters ANSI 300 (existing)
Meter & Flow Control Risers, Valves, etc…	Yes	Gatherer	Producer	Producer	Gatherer	Producer	6 Inch ANSI 300 (existing)
Electronic Measurement & Telecom Hardware	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Fisher 107 (existing)
GAS QUALITY
Chromatograph	No
Continuous Sampler	No
H2O Dew Point Analyzer	No
Oxygen Analyzer	No
H2S Monitor	No
PRESSURE / FLOW CONTROL
Primary Pressure Control	Yes	Gatherer	Producer	Producer	Gatherer	Producer	4” V-200 with 4195 Wizard Controller (existing)
Overpressure Device	Yes	Gatherer	Producer	Producer	Gatherer	Producer	4” V-200 with 4195 Wizard Controller (existing)
Station Isolation Valve	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Flow Control Valve	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Heat	No
Check Valve	Yes	Gatherer	Producer	Producer	Producer	Producer	4” ANSI 300
ODORIZATION
Odorizer & Controls	No
MISCELLANEOUS
Communication service	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer	Radio
Electrical Service	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Solar & Battery
Building – Gas Chromatograph	No
Building – Odorizer	No
Fence/Vehicle Barrier/Signage	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Air Permit	No

Attachment to Amendment No. 1 to Jupiter Gas Gathering Agreement dated December 17, 2014

Pettit 1, M5220213 Pettit 2, M5220220 Pettit 3, M5220221 STATION EQUIPMENT	REQUIRED	DESIGN	INSTALL	OWNERSHIP	OPERATE	MAINTAIN	SPECIAL PROVISIONS/ EQUIPMENT SPECS.
PIPING
Pipeline-Tap & Valve	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer	One 8” Tap, Two 12” Taps and Valves ANSI 300
Inlet & Station Piping	Yes	Producer	Producer	Producer	Producer	Producer	16” Coated Pipe; 20” buried header
Outlet & Station Piping	Yes	Gatherer	Producer	Producer	Gatherer	Producer	16” Coated Pipe; 20” buried header
Test Station - inlet piping	Yes	Producer	Producer	Producer	Producer	Producer
Test Station - outlet piping	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer
Corrosion coupon	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer
GAS CONDITIONING
Filter Separator	Yes	Gatherer	Producer	Producer	Producer	Producer	EQT Approved
Liquid Level Shutoff	No
MEASUREMENT
Meter & Meter Runs	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Two 8-inch, One 6-inch Orifice Meter Runs
Meter & Flow Control Risers, Valves, etc…	Yes	Gatherer	Producer	Producer	Gatherer	Producer	8-inch and 6-inch for above
Electronic Measurement & Telecom Hardware	Yes	Gatherer	Producer	Producer	Gatherer	Producer	3 Eagle /1 RTU w/ Radio
GAS QUALITY
Chromatograph	No
Continuous Sampler	No
H2O Dew Point Analyzer	No
Oxygen Analyzer	No
H2S Monitor	No
PRESSURE / FLOW CONTROL
Primary Pressure Control	Yes	Gatherer	Producer	Producer	Gatherer	Producer	None if using buckling pin, else Fisher V-200s and 4195 Wizard Controllers
Overpressure Device	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Slam-shut buckling pin preferred, or Fisher V-200s and 4195 Wizard Controllers
Station Isolation Valve	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Manual Valve
Flow Control Valve	Yes	Gatherer	Producer	Producer	Gatherer	Producer	In lieu of flow control valve, OPP is acceptable
Heat	No
Check Valve	Yes	Gatherer	Producer	Producer	Producer	Producer	Two 8-inch, one 6-inch
ODORIZATION
Odorizer & Controls	No
MISCELLANEOUS
Communication service	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer	Radio
Electrical Service	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Solar w/Batteries
Building - Gas Chromatograph	No
Building - Odorizer	No
Fence/Vehicle Barrier/Signage	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Air Permit	No

Attachment to Amendment No. 1 to Jupiter Gas Gathering Agreement dated December 17, 2014

Nicoloff 1, 5100057 Nicoloff 2, M5224083 STATION EQUIPMENT	REQUIRED	DESIGN	INSTALL	OWNERSHIP	OPERATE	MAINTAIN	SPECIAL PROVISIONS/ EQUIPMENT SPECS.
PIPING
Pipeline-Tap & Valve	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer	8” Tap
Inlet & Station Piping	Yes	Producer	Producer	Producer	Producer	Producer	Existing
Outlet & Station Piping	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Existing
Test Station - inlet piping	Yes	Producer	Producer	Producer	Producer	Producer
Test Station - outlet piping	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer
Corrosion coupon	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer
GAS CONDITIONING
Filter Separator	Yes	Gatherer	Producer	Producer	Producer	Producer	Shawndra Filter plus EQT Approved Peco Cyclotube
Liquid Level Shutoff	No						16” Barrel
MEASUREMENT
Meter & Meter Runs	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Existing 6” orifice plus 8” orifice
Meter & Flow Control Risers, Valves, etc…	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Existing 6” valves plus 8” valves
Electronic Measurement & Telecom Hardware	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Eagle/1 RTU (for each meter)
GAS QUALITY
Chromatograph	No
Continuous Sampler	No
H2O Dew Point Analyzer	No
Oxygen Analyzer	No
H2S Monitor	No
PRESSURE / FLOW CONTROL
Primary Pressure Control	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Primary and Monitor control valves are req'd UNLESS a Rupture Pin Valve is installed. Existing 4” CV/OPP
Overpressure Device	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Rupture Pin Valve or Primary and Monitor Control Valve, Existing 4” OPP
Station Isolation Valve	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Manual valve at header
Flow Control Valve	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Heat	No
Check Valve	Yes	Gatherer	Producer	Producer	Producer	Producer	6” and 8”
ODORIZATION
Odorizer & Controls	No
MISCELLANEOUS
Communication service	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer	Radio or Cell
Electrical Service	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Solar & Battery
Building - Gas Chromatograph	No
Building - Odorizer	No
Fence/Vehicle Barrier/Signage	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Air Permit	No

Attachment to Amendment No. 1 to Jupiter Gas Gathering Agreement dated December 17, 2014

Alpha 1, M5224627 Alpha 2, M5224714 STATION EQUIPMENT	REQUIRED	DESIGN	INSTALL	OWNERSHIP	OPERATE	MAINTAIN	SPECIAL PROVISIONS/ EQUIPMENT SPECS.
PIPING
Pipeline-Tap & Valve	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer	10” hot tap
Inlet & Station Piping	Yes	Producer	Producer	Producer	Producer	Producer	10” minimum
Outlet & Station Piping	Yes	Gatherer	Producer	Producer	Gatherer	Producer	10” minimum
Test Station - inlet piping	Yes	Producer	Producer	Producer	Producer	Producer
Test Station - outlet piping	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer
Corrosion coupon	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer
GAS CONDITIONING
Filter Separator	Yes	Gatherer	Producer	Producer	Producer	Producer	EQT Approved Peco Cyclotube
Liquid Level Shutoff	No
MEASUREMENT
Meter & Meter Runs	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Two 8” orifice
Meter & Flow Control Risers, Valves, etc…	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Valves for 8” meter skid
Electronic Measurement & Telecom Hardware	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Eagle/1 RTU (for each meter)
GAS QUALITY
Chromatograph	No
Continuous Sampler	No
H2O Dew Point Analyzer	No
Oxygen Analyzer	No
H2S Monitor	No
PRESSURE / FLOW CONTROL
Primary Pressure Control	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Primary and Monitor control valves are req'd UNLESS a Rupture Pin Valve is installed
Overpressure Device	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Rupture Pin Valve or Primary and Monitor Control Valve
Station Isolation Valve	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Manual valve at header
Flow Control Valve	Yes	Gatherer	Producer	Producer	Gatherer	Producer	In lieu of flow control valve, OPP is acceptable
Heat	No
Check Valve	Yes	Gatherer	Producer	Producer	Producer	Producer	For each 8” meter skid
ODORIZATION
Odorizer & Controls	No
MISCELLANEOUS
Communication service	Yes	Gatherer	Gatherer	Gatherer	Gatherer	Gatherer	Cell Modem
Electrical Service	Yes	Gatherer	Producer	Producer	Gatherer	Producer	Solar & Battery
Building - Gas Chromatograph	No
Building - Odorizer	No
Fence/Vehicle Barrier/Signage	Yes	Gatherer	Producer	Producer	Gatherer	Producer
Air Permit	No